SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549





                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 13, 1994


                           CLARK EQUIPMENT COMPANY
            (Exact name of registrant as specified in its charter)



       Delaware                    1-5646                 38-0425350
(State or other juris-          (Commission               (IRS Employer
diction of incorporation)        File Number)        Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                       46634
executive offices)                                       (Zip Code)



Registrant's telephone number                            (219) 239-0100
including area code











                                                     Total Number of Pages: 35
                                                     Exhibit Index at Page:  3


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ITEM 5.  OTHER EVENTS


On May 13, 1994, Registrant completed an initial public offering of 10,000,000 shares of its indirect wholly-owned subsidiary, Clark
Automotive Products Corporation. This transaction is described in a Form 8-K filed by Registrant on May 27, 1994.

Attached hereto as Exhibit (99) are Registrant's financial statements for the year ended December 31, 1993, restated to reflect the deconsolidation of Clark Automotive Products Corporation, together with the report of Price Waterhouse on those financial statements, which financial statements are incorporated in this Item by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Registrant's financial statements for the year ended December 31, 1993, restated to reflect the deconsolidation of Clark Automotive Products Corporation, together with the report of Price Waterhouse on those financial statements, are attached as Exhibit (99) to this report.

(b)  See attached Exhibit Index.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY

                              /s/ John J. Moran, Jr.

                              John J. Moran, Jr.
                              Assistant Secretary



Date:  September 13, 1994












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                                EXHIBIT INDEX



                                                  Filed Herewith Unless
Exhibit             Description                   Otherwise Indicated

 (23)               Consent of Price Waterhouse        Page 4


 (27)               Financial Data Schedules           Page 5


 (99)               Financial Statements of            Page 6
                    Registrant for the year
                    ended December 31, 1993,
                    restated to reflect the
                    deconsolidation of Clark
                    Automotive Products
                    Corporation, together
                    with the report of Price
                    Waterhouse on those
                    Financial Statements.


































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